UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 24, 2025

DECKERS OUTDOOR CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-36436	95-3015862
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
250 Coromar Drive, Goleta, California 93117

(Address of principal executive offices) (Zip Code)
(805) 967-7611
(Registrant's telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	DECK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.**
On July 24, 2025, Deckers Outdoor Corporation (the “Company”) issued a press release announcing its financial results for the three months ended June 30, 2025, and providing its financial outlook for the fiscal quarter ending September 30, 2025. The Company intends to hold a conference call regarding these financial results. A copy of the press release is furnished hereto as Exhibit 99.1.

Item 7.01	Regulation FD Disclosure.**
On July 24, 2025, the Company issued a press release announcing that Dave Powers is retiring from the Board of Directors of the Company (the “Board”) and is not standing for reelection at the Company’s 2025 Annual Meeting of Stockholders to be held on September 8, 2025 (the “Annual Meeting”), and Patrick J. Grismer has been nominated for election to the Board to be voted upon by the Company’s stockholders at the Annual Meeting. A copy of the press release is furnished hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description.
99.1	Press Release, dated July 24, 2025.
99.2	Press Release, dated July 24, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

**The information provided in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. Such information shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing, except as otherwise expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 24, 2025
Deckers Outdoor Corporation
/s/ Steven J. Fasching
Steven J. Fasching, Chief Financial Officer